SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) OF The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		March 24, 2011

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-13888 (Commission file number)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901
 (Address of principal executive offices)         (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote by Security Holders

At a Special Meeting of Shareholders held on March 24, 2011 (the “Special Meeting”), shareholders of Chemung Financial Corporation (“Chemung Financial”) voted to approve the merger of Fort Orange Financial Corp., a Delaware corporation (“Fort Orange”) with and into Chemung Financial pursuant to the Agreement and Plan of Merger, dated as of October 14, 2010, as amended, by and between Fort Orange and Chemung Financial. Of the 3,565,610 shares of Chemung Financial Corporation common stock outstanding on February 9, 2011, 70.5% of those shares were voted in favor of the merger. Shareholders cast votes as follows:

For	Against	Abstain
2,514,895	84,884	4,469

A copy of the press release announcing, among other things, the results of the Special Meeting is included as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.
99.1	Press Release dated March 24, 2011

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

March 24, 2011	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer